Exhibit 99.3
Fourth Quarter & Full Year 2024 Earnings Review February 20, 2025 ™

Disclosures 2 Forward-Looking Statements This communication contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including, among others, statements regarding our goals, plans and projections with respect to our operations, financial position and business strategy, including those related to the closing of our acquisition of Bridge IT, Inc. ("Brigit") on January 31, 2025. Such forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "could," "estimate," "predict," "continue," “maintain,” "should," "anticipate," "believe," or “confident,” or the negative thereof or variations thereon or similar terminology. Such forward-looking statements are based on particular assumptions that our management has made in light of its experience and its perception of expected future developments and other factors that it believes are appropriate under the circumstances, and are subject to various risks and uncertainties. Factors that could cause or contribute to material and adverse differences between actual and anticipated results include, but are not limited to, (1) the possibility that costs, difficulties or disruptions related to the integration of Brigit operations into our other operations will be greater than expected; (2) the possibility that the anticipated benefits from the Brigit acquisition may not be fully realized or may take longer to realize than expected; (2) our ability to (i) effectively adjust to changes in the composition of our offerings and product mix as a result of acquiring Brigit and continue to maintain the quality of existing offerings and (ii) successfully introduce other new product or service offerings on a timely and cost-effective basis; (3) changes in our future cash requirements as a result of the Brigit acquisition, whether caused by unanticipated increases in capital expenditures or working capital needs, unanticipated liabilities or otherwise; (4) our ability to retain the talent and dedication of key employees of Brigit; (5) the general strength of the economy and other economic conditions affecting consumer preferences and spending, including the availability of credit to the Company's target consumers and to other consumers, impacts from continued inflation, central bank monetary policy initiatives to address inflation concerns and a possible recession or slowdown in economic growth, and (6) the other risks detailed from time to time in the reports filed by us with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2023, as well as subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this communication. Except as required by law, we are not obligated to, and do not undertake to, publicly release any revisions to these forward-looking statements to reflect any events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Use of Non-GAAP Financial Measures This communication contains certain financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (GAAP), including (1) Non-GAAP diluted earnings per share (net earnings or loss, as adjusted for special items (as defined below), net of taxes, divided by the number of shares of our common stock on a fully diluted basis), (2) Adjusted EBITDA (net earnings before interest, taxes, stock-based compensation, depreciation and amortization, as adjusted for special items) on a consolidated and segment basis, (3) Adjusted EBITDA margin (Adjusted EBITDA divided by total revenue) on a consolidated and segment basis, (4) Free Cash Flow (net cash provided by operating activities less capital expenditures), (5) Net debt (outstanding debt less cash and cash equivalents), and (6) Net leverage ratio (outstanding debt less cash and cash equivalents divided by trailing twelve months Adjusted EBITDA). “Special items” refers to certain gains and charges we view as extraordinary, unusual or non-recurring in nature or which we believe do not reflect our core business activities. Special items are reported as Other Gains and Charges in our Consolidated Statements of Operations. For the periods presented herein, these special items are described in the quantitative reconciliation tables included in the appendix of this presentation. Because of the inherent uncertainty related to these special items, management does not believe it is able to provide a meaningful forecast of the comparable GAAP measures or reconciliation to any forecasted GAAP measure without unreasonable effort. These non-GAAP measures are additional tools intended to assist our management in comparing our performance on a more consistent basis for purposes of business decision-making by removing the impact of certain items management believes do not directly reflect our core operations. These measures are intended to assist management in evaluating operating performance and liquidity, comparing performance and liquidity across periods, planning and forecasting future business operations, helping determine levels of operating and capital investments and identifying and assessing additional trends potentially impacting our Company that may not be shown solely by comparisons of GAAP measures. Consolidated Adjusted EBITDA is also used as part of our incentive compensation program for our executive officers and others. We believe these non-GAAP financial measures also provide supplemental information that is useful to investors, analysts and other external users of our consolidated financial statements in understanding our financial results and evaluating our performance and liquidity from period to period. However, non-GAAP financial measures have inherent limitations and are not substitutes for, or superior to, GAAP financial measures, and they should be read together with our consolidated financial statements prepared in accordance with GAAP. Further, because non-GAAP financial measures are not standardized, it may not be possible to compare such measures to the non-GAAP financial measures presented by other companies, even if they have the same or similar names. Note that all sources in this presentation are from Company reports and Company estimates unless otherwise noted.

1.5% á Same Store Sales2 Growth 26% Revenue from e-commerce channel 17.1% á Y/Y GMV1 and revenue growth 25%+á Y/Y application growth 9.5% á Y/Y increase in locations with at least one funded lease 5%+á Quarterly dividend increase to $0.39 per share, or $1.56 annualized +$5M Estimated annual interest savings from TLB refinancing achieved, alongside refresh of 5-year ABL maturity +Brigit Definitive agreement to acquire leading financial health technology company, closed in 2025 1,728 Year-end company-owned store count, a 6% y/y reduction that optimizes retail footprint 2024 Year in Review 1 The Company defines Gross Merchandise Volume (GMV) as the retail value in U.S. dollars of merchandise acquired by the Acima segment that is leased to customers through a transaction that occurs within a defined period, net of estimated cancellations as of the measurement date. 2 Same Store Sales (SSS): Same store sales generally represents revenue earned in Rent-A-Center stores that were operated by us for 13 months or more and are reported on a constant currency basis as a percentage of total revenue earned in stores of the segment during the indicated period. The Company excludes from the same store sales base any store that receives a certain level of customer accounts from closed stores or acquisitions. The receiving store will be eligible for inclusion in the same store sales base in the 30th full month following account transfer. 3

$1.05 Non-GAAP Diluted EPS2 +$0.24 y/y +29.6% y/y $0.55 GAAP Diluted EPS +$0.76 y/y $31.0 million Net Income +$42.3 million y/y $122.8 million Adjusted EBITDA2 +14.1% y/y Q4 Consolidated Financial Highlights $1.1 billion Consolidated Revenue +6.0% y/y 7.3% Lease Charge-Off Rate1 -20 bps y/y 1 Lease Charge-Offs (LCOs) (previously referred to as “skip / stolen losses”): Represents charge-offs of the net book value of unrecoverable on-rent merchandise with lease-to-own customers who are past due. This is typically expressed as a percentage of revenues for the applicable period. For the Rent-A-Center segment, LCOs exclude Get-It-Now and Home Choice locations. 2 Non-GAAP financial measure. Refer to definitions and reconciliations elsewhere in this presentation. 4

$3.83 Non-GAAP Diluted EPS2 +$0.28 y/y +7.9% y/y $2.21 GAAP Diluted EPS +$2.30 y/y $123.5 million Net Income +$128.7 million y/y $473.2 million Adjusted EBITDA2 +3.8% y/y 2024 Consolidated Financial Highlights $4.3 billion Consolidated Revenue +8.2% y/y 7.3% Lease Charge-Off Rate1 +20 bps y/y 1 Lease Charge-Offs (LCOs) (previously referred to as “skip / stolen losses”): Represents charge-offs of the net book value of unrecoverable on-rent merchandise with lease-to-own customers who are past due. This is typically expressed as a percentage of revenues for the applicable period. For the Rent-A-Center segment, LCOs exclude Get-It-Now and Home Choice locations. 2 Non-GAAP financial measure. Refer to definitions and reconciliations elsewhere in this presentation. 5

2025 Strategic Priorities 6 Customer Focus Drives Repeat Business Broaden Marketplace merchant roster and streamline the LTO experience for returning customers Merchant Growth Through Digital Advancements Expand and deepen retailer relationships across traditional and emerging categories and channels Improving Margins Focus on operational efficiencies and underwriting discipline, to realize scale benefits of virtual platform Maintain Momentum Expand the existing growth trajectory by adding new customers and service tiers Capital and Cost Efficiency Leverage tech-enabled processes to grow online fulfillment and optimize the cost-to-serve Underwriting and Risk Management Prudently and tactically manage risk profile both online and in-store with new data and models Digital Evolution Enhance customer experience and optimize omni-channel execution to improve web conversion New Products Supplement the current growth curve with new products that expand the TAM and address incremental use cases Collaboration Accelerate Brigit’s growth by cross-marketing products to RAC and Acima customer universe

Acima Q4 Highlights 7 Acima GMV Trend ($M) Acima LCO and Past Due Rates1 Trends 1 Defined as the average accounts 60+ days past due as a percentage of total open leases. 60+ past due rates normalized to exclude large retailers that are no longer on Acima’s platform. Rental Revenue by Product Category

Rent-A-Center Q4 Highlights 8 Rent-A-Center Portfolio1,2 Per Store ($000's) and Same Store Sales Trends Rent-A-Center LCO and Past Due Rates2,3 Trends 1 Lease Portfolio Value: Represents the aggregate dollar value of the expected monthly rental income associated with current active lease agreements from our Rent-A-Center lease-to-own stores and e-commerce platform at the end of any given period. 2 Portfolio Value and Past Due charts exclude Get-it-Now and Home Choice branded stores. 3 Past due rate is defined as the average accounts 30+ days past due as a percentage of total open leases. Rental Revenue by Product Category

2024 Year-End Capital Allocation & Financial Position $489.2 million Liquidity1 $56.3 million FY 2024 CapEx $82.3 million FY 2024 Dividends Paid $1.3 billion Net Debt1,2 2.7x Net Leverage Ratio3 2.0x Target Net Leverage Ratio3 9 All figures except CapEx and dividends paid, which represent expenditures for the full year, are as of year-end 2024. 1 Liquidity and net debt as of February 18, 2025 were approximately $208 million and $1.5 billion, respectively, post-Brigit acquisition. 2 Net debt is defined as outstanding debt less cash and cash equivalents. 3 Net leverage ratio is defined as outstanding debt less cash and cash equivalents divided by trailing twelve months Adjusted EBITDA, which is a Non-GAAP financial measure. Refer to definitions and reconciliations elsewhere in this presentation.

Full Year 2025 Guidance 10 Topline growth drives strong Adjusted EBITDA and EPS expansion in FY 2025 1. Consolidated includes Acima, Rent-A-Center, Brigit (for the 11 months following the acquisition on January 31, 2025), Mexico, Franchising and Corporate Segments. 2. Non-GAAP financial measure. See descriptions elsewhere in this presentation. Consolidated Guidance1 Full Year 2025 First Quarter 2025 Revenues ($B) $4.50 - $4.75 $1.05 - $1.15 Adj. EBITDA Excluding SBC ($M)2 $500 - $540 $120 - $130 Non-GAAP Diluted Earnings Per Share2 $3.90 - $4.40 $0.90 - $1.00 Free Cash Flow ($M)2 $150 - $200 $70 - $100 GMV and Customer Growth Revenue Growth Disciplined Underwriting Earnings Growth Capital Allocation Priorities

Key Takeaways Delivered virtually with increasing scale Digital Acima and Brigit models expand access to more consumers through over 35k retailer locations, growing DTC marketplace, and top-rated fintech platform Paired with prudent risk management Disciplined, tactical approach to underwriting and risk management enables responsible growth Innovation into complementary financial solutions Focus on innovation enhances Upbound's offerings for existing and new customers, amplified by acquisition of Brigit Provides foundation for earnings growth Topline growth paired with focus on efficiency drives opportunities for robust earnings growth Transformative year strengthens foundation for Upbound's growing, digital-first platform supporting the underserved consumer 11

Appendix

Reconciliation of Net Earnings to Net Earnings Excluding Special Items and Non-GAAP Diluted Earnings Per Share

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	Three Months Ended December 31, 2024					
(in thousands)	Gross Profit	Operating Profit	Earnings Before Income Tax	Tax Expense	Net Earnings	Diluted Earnings per Share
GAAP Results	$ 508,238	$ 79,155	$ 54,379	$ 23,397	$ 30,982	$ 0.55
Plus: Special Items[1]						
Acima acquired assets depreciation and amortization[2]	—	14,899	14,899	3,407	11,492	0.21
Legal matters[3]	—	4,026	4,026	921	3,105	0.06
Transaction fees[4]	—	3,656	3,656	836	2,820	0.05
Accelerated stock compensation[5]	—	1,652	1,652	378	1,274	0.02
Asset impairments	—	(16)	(16)	(4)	(12)	—
Other[6]	—	497	497	114	383	—
Discrete income tax items	—	—	—	(8,978)	8,978	0.16
Non-GAAP Adjusted Results	$ 508,238	$ 103,869	$ 79,093	$ 20,071	$ 59,022	$ 1.05

[1] Special items are reported as Other Gains and Charges in the Supplemental Segment Performance Details - GAAP included on page 22 of this presentation.
[2] Includes amortization expense of approximately $11.0 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $4.0 million related to the fair value of acquired software assets.
[3] Includes estimated legal accrual of $2.5 million and related litigation and defense expenses of $1.6 million for regulatory lawsuits with the Consumer Financial Protection Bureau and New York Attorney General, as well as the Multi-State Attorneys' General regulatory investigation.
[4] Represents transaction fees related to Brigit acquisition.
[5] Represents accelerated stock compensation expense related to our letter agreement with the Company's Chief Executive Officer.
[6] Includes shutdown and holding expenses related to store closures of $0.4 million.

13

Reconciliation of Net (Loss) to Net Earnings Excluding Special Items and Non-GAAP Diluted Earnings Per Share

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	Three Months Ended December 31, 2023					
(in thousands)	Gross Profit	Operating Profit	Earnings Before Income Tax	Tax Expense	Net (Loss) Earnings	Diluted (Loss) Earnings per Share
GAAP Results	$ 512,602	$ 55,895	$ 27,440	$ 38,694	$ (11,254)	$ (0.21)
Plus: Special Items[(1)]						
Acima equity consideration vesting[(2)]	—	9,379	9,379	(33,055)	42,434	0.76
Acima acquired assets depreciation and amortization[(3)]	—	18,233	18,233	15,228	3,005	0.05
Accelerated software depreciation[(4)]	—	4,609	4,609	4,356	253	—
Legal matters	—	275	275	263	12	—
Discrete income tax items	—	—	—	(10,736)	10,736	0.19
Non-GAAP Adjusted Results	$ 512,602	$ 88,391	$ 59,936	$ 14,750	$ 45,186	$ 0.81

(1) Special items are reported as Other Gains and Charges in the Supplemental Segment Performance Details - GAAP included on page 22 of this presentation.

(2) Represents stock compensation expense related to common stock issued to Acima Holdings employees under restricted stock agreements as part of the acquisition proceeds subject to vesting restrictions.

(3) Includes amortization expense of approximately $14.2 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $4.0 million.

(4) Represents incremental depreciation expense related to the acceleration of the remaining useful life of the point-of-sale system that was fully deployed in the third quarter of 2024.

14

Reconciliation of Net Earnings to Net Earnings Excluding Special Items and Non-GAAP Diluted Earnings Per Share

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	Year Ended December 31, 2024					
(in thousands)	Gross Profit	Operating Profit	Earnings Before Income Tax	Tax Expense	Net Earnings	Diluted Earnings per Share
GAAP Results	$ 2,080,351	$ 291,631	$ 177,541	$ 54,063	$ 123,478	$ 2.21
Plus: Debt refinancing charges	—	—	6,604	1,883	4,721	0.08
Plus: Special Items[(1)]						
Acima acquired assets depreciation and amortization[(2)]	—	61,347	61,347	15,656	45,691	0.82
Legal matters[(3)]	—	15,764	15,764	3,532	12,232	0.22
Accelerated software depreciation[(4)]	—	6,145	6,145	1,752	4,393	0.08
Asset impairments[(5)]	—	5,944	5,944	1,700	4,244	0.08
Accelerated stock compensation[(6)]	—	5,073	5,073	1,241	3,832	0.06
Acima equity consideration vesting[(7)]	—	4,893	4,893	(1,028)	5,921	0.11
Transaction fees[(8)]	—	3,656	3,656	836	2,820	0.05
Other[(9)]	—	1,758	1,758	435	1,323	0.02
Discrete income tax items	—	—	—	(5,521)	5,521	0.10
Non-GAAP Adjusted Results	$ 2,080,351	$ 396,211	$ 288,725	$ 74,549	$ 214,176	$ 3.83

(1) Special items are reported as Other Gains and Charges in the Company's Consolidated Statements of Operations included in Table 4 of this earnings release.

(2) Includes amortization of approximately $45.5 million related to the total fair value of acquired intangible assets and incremental depreciation of approximately $15.9 million.

(3) Includes estimated legal accrual of $10.7 million and related litigation and defense expenses of $5.1 million for regulatory lawsuits with the Consumer Financial Protection Bureau and New York Attorney General, as well as the Multi-State Attorneys' General regulatory investigation.

(4) Represents incremental depreciation expense related to the acceleration of the remaining useful life of the point-of-sale system used by our Rent-A-Center lease-to-own stores, due to the transition to a new internally developed point-of-sale system expected to be fully deployed in the third quarter of 2024.

(5) Includes lease impairments of approximately $5.3 million and fixed assets impairments of approximately $0.6 million.

(6) Represents accelerated stock compensation expense related to our letter agreement with the Company's Chief Executive Officer.

(7) Represents stock compensation expense related to common stock issued to Acima Holdings employees under restricted stock agreements as part of the acquisition proceeds subject to vesting restrictions.

(8) Represents transaction fees related to Brigit acquisition.

(9) Includes shutdown and holding expenses related to store closures of $1.4 million.

15

Reconciliation of Net (Loss) Earnings to Net Earnings Excluding Special Items and Non-GAAP Diluted Earnings Per Share

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(in thousands)	Year Ended December 31, 2023					
	Gross Profit	Operating Profit	Earnings Before Income Tax	Tax Expense (Benefit)	Net (Loss) Earnings	Diluted (Loss) Earnings per Share
GAAP Results	$ 2,022,258	$ 162,865	$ 52,867	$ 58,046	$ (5,179)	$ (0.09)
Plus: Special Items[1]						
Acima equity consideration vesting[2]	—	137,507	137,507	(28,876)	166,383	2.95
Acima acquired assets depreciation and amortization[3]	—	72,934	72,934	45,826	27,108	0.48
Accelerated software depreciation[4]	—	9,218	9,218	5,792	3,426	0.06
Legal matters	—	319	319	200	119	—
Other[5]	—	(3,069)	(3,069)	(1,928)	(1,141)	(0.02)
Discrete income tax items	—	—	—	(9,546)	9,546	0.17
Non-GAAP Adjusted Results	$ 2,022,258	$ 379,774	$ 269,776	$ 69,514	$ 200,262	$ 3.55

[1] Special items are reported as Other Gains and Charges in the Company's Consolidated Statements of Operations included in Table 4 of this earnings release.

[2] Represents stock compensation expense related to common stock issued to Acima Holdings employees under restricted stock agreements as part of the acquisition proceeds subject to vesting restrictions

[3] Includes amortization of approximately $57.0 million related to the total fair value of acquired intangible assets, incremental depreciation of approximately $15.9 million.

[4] Represents incremental depreciation expense related to the acceleration of the remaining useful life of the point-of-sale system used by our Rent-A-Center lease-to-own stores, due to the transition to a new internally developed point-of-sale system expected to be fully deployed in the third quarter of 2024.

[5] Represents interest income on tax refunds of prior years received in 2023.

16

Reconciliation of Net Earnings (Loss) to Adjusted EBITDA (Consolidated and by Segment)

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	Three Months Ended December 31, 2024					
(in thousands)	Acima	Rent-A-Center	Mexico	Franchising	Corporate	Consolidated
Net earnings (loss)	$ 69,653	$ 69,693	$ 667	$ 4,500	$ (113,531)	$ 30,982
Plus: Interest expense, net	—	—	—	—	24,776	24,776
Plus: Income tax expense	—	—	—	—	23,397	23,397
Operating profit (loss)	69,653	69,693	667	4,500	(65,358)	79,155
Plus: Depreciation and amortization	352	5,390	427	33	5,823	12,025
Plus: Stock-based compensation	—	—	—	—	6,859	6,859
Plus: Special Items[1]						
Acima acquired assets depreciation and amortization[2]	10,927	—	—	—	3,972	14,899
Legal matters[3]	—	—	—	—	4,026	4,026
Transaction fees[4]	—	—	—	—	3,656	3,656
Accelerated stock compensation[5]	—	—	—	—	1,652	1,652
Asset impairments	—	(16)	—	—	—	(16)
Other[6]	—	360	—	—	137	497
Adjusted EBITDA	$ 80,932	$ 75,427	$ 1,094	$ 4,533	$ (39,233)	$ 122,753

(1) Special items are reported as Other Gains and Charges in the Company's Consolidated Statements of Operations included in Table 4 of this earnings release.
(2) Includes amortization expense of approximately $11.0 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $4.0 million.
(3) Includes estimated legal accrual of $2.5 million and related litigation and defense expenses of $1.6 million for regulatory lawsuits with the Consumer Financial Protection Bureau and New York Attorney General, as well as the Multi-State Attorneys' General regulatory investigation.
(4) Represents transaction fees related to Brigit acquisition.
(5) Represents accelerated stock compensation expense related to our letter agreement with the Company's Chief Executive Officer.
(6) Includes shutdown and holding expenses related to store closures of $0.4 million.

17

Reconciliation of Net Earnings (Loss) to Adjusted EBITDA (Consolidated and by Segment)

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	Three Months Ended December 31, 2023					
(in thousands)	Acima	Rent-A-Center	Mexico	Franchising	Corporate	Consolidated
Net earnings (loss)	$ 60,378	$ 61,880	$ 1,429	$ 3,807	$ (138,748)	$ (11,254)
Plus: Interest expense, net	—	—	—	—	28,455	28,455
Plus: Income tax expense	—	—	—	—	38,694	38,694
Operating profit (loss)	60,378	61,880	1,429	3,807	(71,599)	55,895
Plus: Depreciation and amortization	398	4,852	326	36	7,607	13,219
Plus: Stock-based compensation	—	—	—	—	6,012	6,012
Plus: Special Items[(1)]						
Acima acquired assets depreciation and amortization[(2)]	14,262	—	—	—	3,971	18,233
Acima equity consideration vesting[(3)]	—	—	—	—	9,379	9,379
Accelerated software depreciation[(4)]	—	—	—	—	4,609	4,609
Legal matters	—	—	—	—	275	275
Other[(5)]	—	—	—	—	—	—
Adjusted EBITDA	$ 75,038	$ 66,732	$ 1,755	$ 3,843	$ (39,746)	$ 107,622

(1) Special items are reported as Other Gains and Charges in the Company's Consolidated Statements of Operations included in Table 4 of this earnings release.
(2) Includes amortization expense of approximately $14.2 million related to the total fair value of acquired intangible assets and incremental depreciation expense of approximately $4.0 million.
(3) Represents stock compensation expense related to common stock issued to Acima Holdings employees under restricted stock agreements as part of the acquisition proceeds subject to vesting restrictions.
(4) Represents incremental depreciation expense related to the acceleration of the remaining useful life of the point-of-sale system that was fully deployed in the third quarter of 2024.

18

Reconciliation of Operating Profit (Loss) to Adjusted EBITDA (Consolidated and by Segment)

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	Year Ended December 31, 2024					
(in thousands)	Acima	Rent-A-Center	Mexico	Franchising	Corporate	Consolidated
Net earnings (loss)	$ 255,549	$ 280,423	$ 4,806	$ 16,737	$ (434,037)	$ 123,478
Plus: Interest expense, net	—	—	—	—	107,486	107,486
Plus: Income tax expense	—	—	—	—	54,063	54,063
Plus: Debt refinancing charges	—	—	—	—	6,604	6,604
Operating profit (loss)	255,549	280,423	4,806	16,737	(265,884)	291,631
Plus: Amortization, Depreciation	1,376	20,367	1,566	141	27,436	50,886
Plus: Stock-based compensation	—	—	—	—	26,108	26,108
Plus: Special Items[(1)]						
Acima acquired assets depreciation and amortization[(2)]	45,460	—	—	—	15,887	61,347
Legal matters[(3)]	—	—	—	—	15,764	15,764
Accelerated software depreciation[(4)]	—	—	—	—	6,145	6,145
Asset Impairment[(5)]	—	5,944	—	—	—	5,944
Accelerated stock compensation[(6)]	—	—	—	—	5,073	5,073
Acima equity consideration vesting[(7)]	—	—	—	—	4,893	4,893
Transaction fees[(8)]	—	—	—	—	3,656	3,656
Other[(9)]	—	1,384	—	—	374	1,758
Adjusted EBITDA	$ 302,385	$ 308,118	$ 6,372	$ 16,878	$ (160,548)	$ 473,205

(1) Special items are reported as Other Gains and Charges in the Company's Consolidated Statements of Operations included in Table 4 of this earnings release.

(2) Includes amortization of approximately $45.5 million related to the total fair value of acquired intangible assets and incremental depreciation of approximately $15.9 million.

(3) Includes estimated legal accrual of $10.7 million and related litigation and defense expenses of $5.1 million for regulatory lawsuits with the Consumer Financial Protection Bureau and New York Attorney General, as well as the Multi-State Attorneys' General regulatory investigation.

(4) Represents incremental depreciation expense related to the acceleration of the remaining useful life of the point-of-sale system used by our Rent-A-Center lease-to-own stores, due to the transition to a new internally developed point-of-sale system expected to be fully deployed in the third quarter of 2024.

(5) Includes lease impairments of approximately $5.3 million and fixed assets impairments of approximately $0.6 million.

(6) Represents accelerated stock compensation expense related to our letter agreement with the Company's Chief Executive Officer.

(7) Represents stock compensation expense related to common stock issued to Acima Holdings employees under restricted stock agreements as part of the acquisition proceeds subject to vesting restrictions.

(8) Represents transaction fees related to Brigit acquisition.

(9) Includes shutdown and holding expenses related to store closures of $1.4 million.

19

Reconciliation of Operating Profit (Loss) to Adjusted EBITDA (Consolidated and by Segment)

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	Year Ended December 31, 2023					
(in thousands)	Acima	Rent-A-Center	Mexico	Franchising	Corporate	Consolidated
Net earnings (loss)	$ 235,480	$ 273,518	$ 4,846	$ 17,087	$ (536,110)	$ (5,179)
Plus: Interest expense, net	—	—	—	—	109,998	109,998
Plus: Income tax expense	—	—	—	—	58,046	58,046
Operating profit (loss)	235,480	273,518	4,846	17,087	(368,066)	162,865
Plus: Amortization, Depreciation	1,661	18,816	1,206	146	29,492	51,321
Plus: Stock-based compensation	—	—	—	—	24,609	24,609
Plus: Special Items[(1)]						
Acima equity consideration vesting[(2)]	—	—	—	—	137,507	137,507
Acima acquired assets depreciation and amortization[(3)]	57,048	—	—	—	15,886	72,934
Accelerated software depreciation[(4)]	—	—	—	—	9,218	9,218
Legal matters	—	—	—	—	319	319
Other[(5)]	—	—	—	—	(3,069)	(3,069)
Adjusted EBITDA	$ 294,189	$ 292,334	$ 6,052	$ 17,233	$ (154,104)	$ 455,704

((1) Special items are reported as Other Gains and Charges in the Company's Consolidated Statements of Operations included in Table 4 of this earnings release.

(2) Represents stock compensation expense related to common stock issued to Acima Holdings employees under restricted stock agreements as part of the acquisition proceeds subject to vesting restrictions.

(3) Includes amortization of approximately $57.0 million related to the total fair value of acquired intangible assets, incremental depreciation of approximately $15.9 million.

(4) Represents incremental depreciation expense related to the acceleration of the remaining useful life of the point-of-sale system used by our Rent-A-Center lease-to-own stores, due to the transition to a new internally developed point-of-sale system expected to be fully deployed in the third quarter of 2024.

(5) Represents interest income on tax refunds of prior years received in 2023.

20

Reconciliation of Net Cash (Used in) Provided by Operating Activities to Free Cash Flow Three Months Ended December 31, Year Ended December 31, (in thousands) 2024 2023 2024 2023 Net cash (used in) provided by operating activities $ (61,945) $ (19,652) $ 104,721 $ 200,290 Purchase of property assets (12,083) (17,235) (56,275) (53,402) Free cash flow $ (74,028) $ (36,887) $ 48,446 $ 146,888 21

Supplemental Segment Performance Details – GAAP

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(in millions)	Acima	Rent-A-Center	Mexico	Franchising	Corporate	Consolidated
	Three Months Ended December 31, 2024					
Revenue						
Rentals and fees	$ 458.2	$ 401.9	$ 17.2	$ —	$ —	$ 877.3
Merchandise sales	122.0	25.2	0.8	—	—	148.0
Installment sales	—	16.6	—	—	—	16.6
Franchise merchandising sales	—	—	—	28.0	—	28.0
Franchise and royalty fees	—	—	—	6.2	—	6.2
Other	0.9	0.4	0.2	1.6	—	3.1
Total revenue	$ 581.1	$ 444.0	$ 18.3	$ 35.8	$ —	$ 1,079.2

(in millions)	Acima	Rent-A-Center	Mexico	Franchising	Corporate	Consolidated
	Three Months Ended December 31, 2023					
Revenue						
Rentals and fees	$ 407.2	$ 415.5	$ 17.9	$ —	$ —	$ 840.6
Merchandise sales	100.6	25.0	0.9	—	—	126.5
Installment sales	—	18.4	—	—	—	18.4
Franchise merchandising sales	—	—	—	25.3	—	25.3
Franchise and royalty fees	—	—	—	5.8	—	5.8
Other	0.1	0.3	0.3	0.7	—	1.4
Total revenue	$ 507.9	$ 459.3	$ 19.1	$ 31.8	$ —	$ 1,018.1

(in millions)	Acima	Rent-A-Center	Mexico	Franchising	Corporate	Consolidated
	Three Months Ended December 31, 2024					
Cost of revenues						
Cost of rentals and fees	$ 238.8	$ 104.0	$ 4.6	$ —	$ —	$ 347.4
Cost of merchandise sold	162.6	25.9	0.6	—	—	189.1
Cost of installment sales	—	6.5	—	—	—	6.5
Cost of franchise merchandise sold	—	—	—	28.0	—	28.0
Total cost of revenues	$ 401.4	$ 136.4	$ 5.3	$ 28.0	$ —	$ 571.0

(in millions)	Acima	Rent-A-Center	Mexico	Franchising	Corporate	Consolidated
	Three Months Ended December 31, 2023					
Cost of revenues						
Cost of rentals and fees	$ 201.6	$ 106.9	$ 4.9	$ —	$ —	$ 313.5
Cost of merchandise sold	136.1	23.2	0.7	—	—	160.0
Cost of installment sales	—	6.6	—	—	—	6.6
Cost of franchise merchandise sold	—	—	—	25.3	—	25.3
Total cost of revenues	$ 337.7	$ 136.8	$ 5.6	$ 25.3	$ —	$ 505.5

(in millions)	Acima	Rent-A-Center	Mexico	Franchising	Corporate	Consolidated
	Three Months Ended December 31, 2024					
Operating expenses						
Operating labor expense	$ 24.2	$ 113.7	$ 4.3	$ —	$ —	$ 142.2
Non-labor operating expenses	74.1	116.4	5.7	1.7	—	197.9
General and administrative expenses	0.5	2.1	1.9	1.6	46.1	52.2
Depreciation and amortization	0.4	5.4	0.4	—	5.8	12.0
Other gains and charges	10.9	0.3	—	—	13.4	24.7
Total operating expenses	$ 110.1	$ 238.0	$ 12.3	$ 3.4	$ 65.4	$ 429.1

(in millions)	Acima	Rent-A-Center	Mexico	Franchising	Corporate	Consolidated
	Three Months Ended December 31, 2023					
Operating expenses						
Operating labor expense	$ 26.2	$ 122.6	$ 4.3	$ —	$ —	$ 153.1
Non-labor operating expenses	68.7	130.5	5.9	1.5	—	206.7
General and administrative expenses	0.3	2.7	1.5	1.1	45.8	51.3
Depreciation and amortization	0.4	4.9	0.3	—	7.6	13.2
Other gains and charges	14.3	—	—	—	18.2	32.5
Total operating expenses	$ 109.8	$ 260.6	$ 12.0	$ 2.7	$ 71.6	$ 456.7

(in millions)	Acima	Rent-A-Center	Mexico	Franchising	Corporate	Consolidated
	Three Months Ended December 31, 2024					
Capital expenditures	$ 0.1	$ 3.7	$ 0.5	$ —	$ 7.8	$ 12.1

(in millions)	Acima	Rent-A-Center	Mexico	Franchising	Corporate	Consolidated
	Three Months Ended December 31, 2023					
Capital expenditures	$ 0.3	$ 10.3	$ 0.3	$ —	$ 6.3	$ 17.2

22

Supplemental Segment Performance Details – Including Non-GAAP Adjustments

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(in millions)	Three Months Ended December 31, 2024					
	Acima	Rent-A-Center	Mexico	Franchising	Corporate	Consolidated
Revenue						
Rentals and fees	$ 458.2	$ 401.9	$ 17.2	$ —	$ —	$ 877.3
Merchandise sales	122.0	25.2	0.8	—	—	148.0
Installment sales	—	16.6	—	—	—	16.6
Franchise merchandising sales	—	—	—	28.0	—	28.0
Franchise and royalty fees	—	—	—	6.2	—	6.2
Other	0.9	0.4	0.2	1.6	—	3.1
Total revenue	$ 581.1	$ 444.0	$ 18.3	$ 35.8	$ —	$ 1,079.2

(in millions)	Three Months Ended December 31, 2023					
	Acima	Rent-A-Center	Mexico	Franchising	Corporate	Consolidated
Revenue						
Rentals and fees	$ 407.2	$ 415.5	$ 17.9	$ —	$ —	$ 840.6
Merchandise sales	100.6	25.0	0.9	—	—	126.5
Installment sales	—	18.4	—	—	—	18.4
Franchise merchandising sales	—	—	—	25.3	—	25.3
Franchise and royalty fees	—	—	—	5.8	—	5.8
Other	0.1	0.3	0.3	0.7	—	1.4
Total revenue	$ 507.9	$ 459.3	$ 19.1	$ 31.8	$ —	$ 1,018.1

(in millions)	Three Months Ended December 31, 2024					
	Acima	Rent-A-Center	Mexico	Franchising	Corporate	Consolidated
Cost of revenues						
Cost of rentals and fees	$ 238.8	$ 104.0	$ 4.6	$ —	$ —	$ 347.4
Cost of merchandise sold	162.6	25.9	0.6	—	—	189.1
Cost of installment sales	—	6.5	—	—	—	6.5
Cost of franchise merchandise sold	—	—	—	28.0	—	28.0
Total cost of revenues	$ 401.4	$ 136.4	$ 5.3	$ 28.0	$ —	$ 571.0

(in millions)	Three Months Ended December 31, 2023					
	Acima	Rent-A-Center	Mexico	Franchising	Corporate	Consolidated
Cost of revenues						
Cost of rentals and fees	$ 201.6	$ 106.9	$ 4.9	$ —	$ —	$ 313.5
Cost of merchandise sold	136.1	23.2	0.7	—	—	160.0
Cost of installment sales	—	6.6	—	—	—	6.6
Cost of franchise merchandise sold	—	—	—	25.3	—	25.3
Total cost of revenues	$ 337.7	$ 136.8	$ 5.6	$ 25.3	$ —	$ 505.5

(in millions)	Three Months Ended December 31, 2024					
	Acima	Rent-A-Center	Mexico	Franchising	Corporate	Consolidated
Operating expenses						
Operating labor expense	$ 24.2	$ 113.7	$ 4.3	$ —	$ —	$ 142.2
Non-labor operating expenses	74.1	116.4	5.7	1.7	—	197.9
General and administrative expenses	0.5	2.1	1.9	1.6	46.1	52.2
Depreciation and amortization	0.4	5.4	0.4	—	5.8	12.0
Other gains and charges[1]	—	—	—	—	—	—
Total operating expenses	$ 99.2	$ 237.6	$ 12.3	$ 3.4	$ 51.9	$ 404.4

[1]For purposes of disclosing non-GAAP operating expenses we exclude Other gains and charges. Additional details of Other gains and charges are included as special item adjustments in the reconciliation tables on pages 13 and 17 of this presentation.

(in millions)	Three Months Ended December 31, 2023					
	Acima	Rent-A-Center	Mexico	Franchising	Corporate	Consolidated
Operating expenses						
Operating labor expense	$ 26.2	$ 122.6	$ 4.3	$ —	$ —	$ 153.1
Non-labor operating expenses	68.7	130.5	5.9	1.5	—	206.7
General and administrative expenses	0.3	2.7	1.5	1.1	45.8	51.3
Depreciation and amortization	0.4	4.9	0.3	—	7.6	13.2
Other gains and charges[1]	—	—	—	—	—	—
Total operating expenses	$ 95.6	$ 260.6	$ 12.0	$ 2.7	$ 53.4	$ 424.2

[1]For purposes of disclosing non-GAAP operating expenses we exclude Other gains and charges. Additional details of Other gains and charges are included as special item adjustments in the reconciliation tables on pages 14 and 18 of this presentation.

(in millions)	Three Months Ended December 31, 2024					
	Acima	Rent-A-Center	Mexico	Franchising	Corporate	Consolidated
Capital expenditures	$ 0.1	$ 3.7	$ 0.5	$ —	$ 7.8	$ 12.1

(in millions)	Three Months Ended December 31, 2023					
	Acima	Rent-A-Center	Mexico	Franchising	Corporate	Consolidated
Capital expenditures	$ 0.3	$ 10.3	$ 0.3	$ —	$ 6.3	$ 17.2

23

Supplemental Segment Performance Details – GAAP

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	Year Ended December 31, 2024					
(in millions)	Acima	Rent-A-Center	Mexico	Franchising	Corporate	Consolidated
Revenue						
Rentals and fees	$ 1,760.1	$ 1,679.4	$ 74.2	$ —	$ —	$ 3,513.7
Merchandise sales	499.4	121.9	3.4	—	—	624.7
Installment sales	—	60.9	—	—	—	60.9
Franchise merchandising sales	—	—	—	88.1	—	88.1
Franchise and royalty fees	—	—	—	24.7	—	24.7
Other revenue	2.0	1.3	1.1	4.1	—	8.4
Total revenue	$ 2,261.4	$ 1,863.4	$ 78.7	$ 117.0	$ —	$ 4,320.6

	Year Ended December 31, 2023					
(in millions)	Acima	Rent-A-Center	Mexico	Franchising	Corporate	Consolidated
Revenue						
Rentals and fees	$ 1,515.2	$ 1,676.2	$ 70.3	$ —	$ —	$ 3,261.7
Merchandise sales	415.3	122.9	3.5	—	—	541.8
Installment sales	—	63.6	—	—	—	63.6
Franchise merchandising sales	—	—	—	95.1	—	95.1
Franchise and royalty fees	—	—	—	24.4	—	24.4
Other revenue	0.8	1.3	0.8	2.9	—	5.9
Total revenue	$ 1,931.3	$ 1,864.1	$ 74.6	$ 122.3	$ —	$ 3,992.4

	Year Ended December 31, 2024					
(in millions)	Acima	Rent-A-Center	Mexico	Franchising	Corporate	Consolidated
Cost of revenues						
Cost of rentals and fees	$ 900.5	$ 435.2	$ 19.8	$ —	$ —	$ 1,355.5
Cost of merchandise sold	658.3	113.1	2.5	—	—	773.9
Cost of installment sales	—	22.5	—	—	—	22.5
Cost of franchise merchandise sold	—	—	—	88.2	—	88.2
Total cost of revenues	$ 1,558.8	$ 570.9	$ 22.3	$ 88.2	$ —	$ 2,240.2

	Year Ended December 31, 2023					
(in millions)	Acima	Rent-A-Center	Mexico	Franchising	Corporate	Consolidated
Cost of revenues						
Cost of rentals and fees	$ 743.8	$ 436.1	$ 19.2	$ —	$ —	$ 1,199.2
Cost of merchandise sold	543.0	107.3	2.6	—	—	652.9
Cost of installment sales	—	23.0	—	—	—	23.0
Cost of franchise merchandise sold	—	—	—	95.1	—	95.1
Total cost of revenues	$ 1,286.9	$ 566.4	$ 21.8	$ 95.1	$ —	$ 1,970.2

	Year Ended December 31, 2024					
(in millions)	Acima	Rent-A-Center	Mexico	Franchising	Corporate	Consolidated
Operating expenses						
Operating labor expense	$ 103.0	$ 487.8	$ 18.4	$ —	$ —	$ 609.2
Non-labor operating expenses	295.6	486.6	23.0	6.4	—	811.6
General and administrative expenses	1.7	10.0	8.7	5.4	186.7	212.5
Depreciation and amortization	1.4	20.4	1.6	0.1	27.4	50.9
Other gains and charges	45.5	7.3	—	—	51.8	104.6
Total operating expenses	$ 447.1	$ 1,012.1	$ 51.6	$ 12.0	$ 265.9	$ 1,788.7

	Year Ended December 31, 2023					
(in millions)	Acima	Rent-A-Center	Mexico	Franchising	Corporate	Consolidated
Operating expenses						
Operating labor expense	$ 102.9	$ 493.4	$ 17.2	$ —	$ —	$ 613.5
Non-labor operating expenses	246.3	500.1	23.5	6.0	—	775.9
General and administrative expenses	1.0	11.8	6.1	4.0	178.7	201.7
Depreciation and amortization	1.7	18.8	1.2	0.1	29.5	51.3
Other gains and charges	57.0	—	—	—	159.9	216.9
Total operating expenses	$ 409.0	$ 1,024.2	$ 48.0	$ 10.2	$ 368.1	$ 1,859.4

	Year Ended December 31, 2024					
(in millions)	Acima	Rent-A-Center	Mexico	Franchising	Corporate	Consolidated
Capital expenditures	$ 1.6	$ 24.2	$ 2.2	$ —	$ 28.3	$ 56.3

	Year Ended December 31, 2023					
(in millions)	Acima	Rent-A-Center	Mexico	Franchising	Corporate	Consolidated
Capital expenditures	$ 0.5	$ 22.9	$ 2.2	$ —	$ 27.8	$ 53.4

24

Supplemental Segment Performance Details – Including Non-GAAP Adjustments

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(in millions)	Acima	Rent-A-Center	Mexico	Franchising	Corporate	Consolidated
	Year Ended December 31, 2024					
Revenue						
Rentals and fees	$ 1,760.1	$ 1,679.4	$ 74.2	$ —	$ —	$ 3,513.7
Merchandise sales	499.4	121.9	3.4	—	—	624.7
Installment sales	—	60.9	—	—	—	60.9
Franchise merchandising sales	—	—	—	88.1	—	88.1
Franchise and royalty fees	—	—	—	24.7	—	24.7
Other revenue	2.0	1.3	1.1	4.1	—	8.4
Total revenue	$ 2,261.4	$ 1,863.4	$ 78.7	$ 117.0	$ —	$ 4,320.6

(in millions)	Acima	Rent-A-Center	Mexico	Franchising	Corporate	Consolidated
	Year Ended December 31, 2024					
Cost of revenues						
Cost of rentals and fees	$ 900.5	$ 435.2	$ 19.8	$ —	$ —	$ 1,355.5
Cost of merchandise sold	658.3	113.1	2.5	—	—	773.9
Cost of installment sales	—	22.5	—	—	—	22.5
Cost of franchise merchandise sold	—	—	—	88.2	—	88.2
Total cost of revenues	$ 1,558.8	$ 570.9	$ 22.3	$ 88.2	$ —	$ 2,240.2

(in millions)	Acima	Rent-A-Center	Mexico	Franchising	Corporate	Consolidated
	Year Ended December 31, 2024					
Operating expenses						
Operating labor expense	$ 103.0	$ 487.8	$ 18.4	$ —	$ —	$ 609.2
Non-labor operating expenses	295.6	486.6	23.0	6.4	—	811.6
General and administrative expenses	1.7	10.0	8.7	5.4	186.7	212.5
Depreciation and amortization	1.4	20.4	1.6	0.1	27.4	50.9
Other gains and charges[1]	—	—	—	—	—	—
Total operating expenses	$ 401.6	$ 1,004.8	$ 51.6	$ 12.0	$ 214.1	$ 1,684.1

[1]For purposes of disclosing non-GAAP operating expenses we exclude Other gains and charges. Additional details of Other gains and charges are included as special item adjustments in the reconciliation tables on pages 15 and 19 of this presentation.

(in millions)	Acima	Rent-A-Center	Mexico	Franchising	Corporate	Consolidated
	Year Ended December 31, 2024					
Capital expenditures	$ 1.6	$ 24.2	$ 2.2	$ —	$ 28.3	$ 56.3

(in millions)	Acima	Rent-A-Center	Mexico	Franchising	Corporate	Consolidated
	Year Ended December 31, 2023					
Revenue						
Rentals and fees	$ 1,515.2	$ 1,676.2	$ 70.3	$ —	$ —	$ 3,261.7
Merchandise sales	415.3	122.9	3.5	—	—	541.8
Installment sales	—	63.6	—	—	—	63.6
Franchise merchandising sales	—	—	—	95.1	—	95.1
Franchise and royalty fees	—	—	—	24.4	—	24.4
Other revenue	0.8	1.3	0.8	2.9	—	5.9
Total revenue	$ 1,931.3	$ 1,864.1	$ 74.6	$ 122.3	$ —	$ 3,992.4

(in millions)	Acima	Rent-A-Center	Mexico	Franchising	Corporate	Consolidated
	Year Ended December 31, 2023					
Cost of revenues						
Cost of rentals and fees	$ 743.8	$ 436.1	$ 19.2	$ —	$ —	$ 1,199.2
Cost of merchandise sold	543.0	107.3	2.6	—	—	652.9
Cost of installment sales	—	23.0	—	—	—	23.0
Cost of franchise merchandise sold	—	—	—	95.1	—	95.1
Total cost of revenues	$ 1,286.9	$ 566.4	$ 21.8	$ 95.1	$ —	$ 1,970.2

(in millions)	Acima	Rent-A-Center	Mexico	Franchising	Corporate	Consolidated
	Year Ended December 31, 2023					
Operating expenses						
Operating labor expense	$ 102.9	$ 493.4	$ 17.2	$ —	$ —	$ 613.5
Non-labor operating expenses	246.3	500.1	23.5	6.0	—	775.9
General and administrative expenses	1.0	11.8	6.1	4.0	178.7	201.7
Depreciation and amortization	1.7	18.8	1.2	0.1	29.5	51.3
Other gains and charges[1]	—	—	—	—	—	—
Total operating expenses	$ 351.9	$ 1,024.2	$ 48.0	$ 10.2	$ 208.2	$ 1,642.5

[1]For purposes of disclosing non-GAAP operating expenses we exclude Other gains and charges. Additional details of Other gains and charges are included as special item adjustments in the reconciliation tables on pages 16 and 20 of this presentation.

(in millions)	Acima	Rent-A-Center	Mexico	Franchising	Corporate	Consolidated
	Year Ended December 31, 2023					
Capital expenditures	$ 0.5	$ 22.9	$ 2.2	$ —	$ 27.8	$ 53.4

25

Q4 (in millions) 2024 Outstanding Debt $ 1,327.3 Less: Cash and cash equivalents 60.9 Net debt 1,266.4 Adjusted EBITDA(1) Q1 2024 109.1 Q2 2024 124.5 Q3 2024 116.9 Q4 2024 122.8 Trailing twelve month Adjusted EBITDA $ 473.2 Net leverage ratio 2.7 x (1) Additional details of Adjusted EBITDA are included in the Reconciliation of Net Earnings to Adjusted EBITDA (Consolidated and by Segment) tables of our quarterly investor presentations, for their respective periods, which can be found on the Company's investor relations website. Reconciliation of Consolidated Total Leverage Ratio 26